Exhibit 3.43

ARTICLES OF INCORPORATION

OF

QUINTILES, INC.

The undersigned, being of the age of eighteen years or more, does hereby make and acknowledge these Articles of Incorporation for the purpose of forming a business corporation under and by virtue of the laws of the State of North Carolina:

1. The name of the corporation is Quintiles, Inc.

2. The period of duration of the corporation shall be perpetual.

3. The purposes for which the corporation is organized are:

a.	To engage in the business of biostatistical consulting; and

b.	To engage in any lawful act or activities for which corporations may be organized under Chapter 55 of the General Statutes of North Carolina.

4. The corporation shall have authority to issue 100,000 shares with the par value of $1.00 per share.

5. The minimum amount of consideration to be received by the corporation for its shares before it shall commence business is $1.00 in cash or property of equivalent value.

6. The address of the initial registered office of the corporation in the State of North Carolina is Box 540-D Route 9, Chapel Hill, Orange County, North Carolina and the name of its initial registered agent at such address is Dennis B. Gillinsg.

7. The number of directors constituting the initial Board of Directors shall be one and the name and address of the person who is to serve as Director until the first meeting of shareholders or until his successor is elected and qualifies is:

Dennis B. Gillings

Box 540-D, Route 9

Chapel Hill, North Carolina 27514

8. That the name and address of the incorporator is:

Dennis B. Gillings

Box 540–D, Route 9

Chapel Hill, North Carolina 27514

IN WITNESS WHEREOF, I have hereunto set my hand this the 23 day of February, 1982.

/s/ Dennis B. Gillings
DENNIS B. GILLINGS

NORTH CAROLINA

ORANGE COUNTY

I, Lori O’Neal, a Notary Public for said County and State, do hereby certify that Dennis B. Gillings, personally appeared before me this day and acknowledged the due execution of the foregoing instrument.

Witness my hand and official seal this the 23 day of February, 1982.

/s/ Lori O’Neal
Notary Public

My commission expires :

My commission Expires June 27, 1983

ARTICLES OF AMENDMENT TO THE CHARTER OF

QUINTILES, INC.

The undersigned corporation hereby executes these Articles of Amendment for the purpose of amending its charter:

1. The name of the corporation is Quintiles, Inc.

2. The following amendment to the charter of the corporation was adopted by its shareholders on the 27th day of October, 1986, in the manner prescribed by law: Paragraph 4 is amended to read:

4. The Corporation shall have authority to issue 1,500,000 shares with the par value of $.0666 per share.

3. The number of shares of the corporation outstanding at the time of such adoption was 30,000; and the number of shares entitled to vote thereon was 30,000.

4. The designation and number of outstanding shares of each class entitled to vote on such amendment as a class were as follows:

Class	Number of Shares
Common	30,000

5. The number of shares voted for such amendment was 30,000; and the number of shares voted against such amendment was none. Voting within each class entitled to vote as a class was as follows:

	Number of Shares Vote
Class	For	Against
Common	30,000	0

6. Any exchange, reclassification or cancellation of issued shares will be effected in the following manner:

Holders of issued and outstanding shares will surrender their shares in exchange for new shares to be issued in the ratio of fifteen new shares for each share surrendered.

7. The amendment herein effected does not give rise to dissenter’s rights to payment for the reason that the only effect of such amendment is to reduce the par value of shares and increase the number of shares the corporation is authorized to issue.

IN WITNESS WHEREOF, these articles are signed by the president and secretary of the corporation this 10th day of November, 1986.

QUINTILES, INC.

BY:	/s/ Dennis Gillings
PRESIDENT

BY:	/s/ William A. Sollecito
SECRETARY

STATE OF NORTH CAROLINA

COUNTY OF ORANGE

I, Cynthia D. Baker, a Notary Public, hereby certify that on this 10th day of November, 1986, personally appeared before me Dennis Gillings and William A. Sollecito, each of whom being by me first duly sworn, declared that he signed the foregoing documents in the capacity indicated, that he was authorized so to sign, and that the statements therein contained are true.

/s/ Cynthia D. Baker
My Commission Expires: 9-15-91	Notary Public

ARTICLES OF AMENDMENT

TO THE CHARTER OF

QUINTILES, INC.

The undersigned corporation hereby executes these Articles of Amendment for the purpose of amending its charter:

1. The name of the corporation is Quintiles, Inc.

2. The following amendment to the charter of the corporation was adopted by its shareholders on the 1st day of June, 1990, in the manner prescribed by law: Paragraph 4 is amended to read:

4.	The Corporation shall have authority to issue 10,000,000 shares with the par value of $.01 per share.

3. The number of shares of the corporation outstanding at the time of such adoption was 600,513; and the number of shares entitled to vote thereon was 600,513.

4. The designation and number of outstanding shares of each class entitled to vote on such amendment as a class were as follows:

Class	Number of Shares
Common	600,513

5. The number of shares voted for such amendment was 600,513; and the number of shares voted against such amendment was none. Voting within each class entitled to vote as a class was as follows:

	Number of Shares Vote
Class	For	Against
Common	600,513	0

6. Any exchange, reclassification or cancellation of issued shares will be effected in the following manner:

Holders of issued and outstanding shares will surrender their shares in exchange for new shares to be issued in the ratio of twenty new shares for each three shares surrendered.

7. The amendment herein effected does not give rise to dissenter’s rights to payment for the reason that the only effect of such amendment is to reduce the par value of shares and increase the number of shares the corporation is authorized to issue.

IN WITNESS WHEREOF, these articles are signed by the president and secretary of the corporation this 7 day of August, 1990.

QUINTILES, INC.

BY:	/s/ Dennis Gillings
PRESIDENT - Dennis Gillings

BY:	/s/ William A. Sollecito
SECRETARY - William A. Sollecito

STATE OF NORTH CAROLINA

COUNTY OF WAKE

I, La Sharon B. Lee a Notary Public, hereby certify that on this 7 day of August, 1990, personally appeared before me William A. Sollecito and Dennis Gillings, each of whom being by me first duly sworn, declared that he signed the foregoing documents in the capacity indicated, that he was authorized to so sign, and that the statements therein contained are true.

My Commission Expires: November 5, 1992	/s/ La Sharon B. Lee
Notary Public

QUINTILES, INC.

ARTICLES OF AMENDMENT

Pursuant to Section 55-10-06 of the North Carolina Business Corporation Act, the undersigned corporation, Quintiles, Inc. (the “Corporation”) hereby submits these Articles of Amendment for the purpose of amending its Articles of Incorporation:

1. The name of the corporation is Quintiles, Inc.

2. Article 1 of the Articles of Incorporation of the Corporation is hereby amended to read as follows:

“1. The name of the corporation is IQVIA RDS Inc.”

3. The foregoing amendment was proposed and recommended by the sole Director of the Corporation and approved and adopted by the sole shareholder of the Corporation in accordance with the provisions of Chapter 55 of the North Carolina General Statutes and the Corporation’s Articles of Incorporation. The date of adoption was November 6, 2017.

4. These articles will become effective upon filing.

IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of November, 2017.

QUINTILES, INC.

By:	/s/ James H. Erlinger III
Name: James H. Erlinger III Title: Authorized Person

ARTICLES OF MERGER

OF

QUINTILES BRI, INC.

INTO

QUINTILES, INC.

Quintiles, Inc., a North Carolina corporation (the “Surviving Corporation”), a wholly-owned subsidiary of Quintiles Transnational Corp., a North Carolina corporation (the “Parent”), hereby submits these Articles of Merger for the purpose of merging Quintiles BRI, Inc., a North Carolina corporation (the “Company”), and also a wholly-owned subsidiary of the Parent, with and into the Surviving Corporation:

1. The Plan of Merger is attached as Exhibit A hereto.

2. The attached Plan of Merger was duly approved in the manner prescribed by Chapter 55 of the General Statutes of North Carolina by the boards of directors of the Company and the Surviving Corporation and by the sole shareholder of the Company and the Surviving Corporation.

3. These Articles of Merger will be effective at 12:01 a.m. on January 1, 1998.

This the 31st day of December, 1997.

QUINTILES, INC.

By:	/s/ James T. Ogle
Name: James T. Ogle Title: President

EXHIBIT A

PLAN OF MERGER

THIS PLAN OF MERGER (this “Plan of Merger”) is made and dated as of December 31, 1997, by and among Quintiles, Inc., a North Carolina corporation (the “Surviving Corporation”), a wholly-owned subsidiary of Quintiles Transnational Corp., a North Carolina corporation (the “Parent”), and Quintiles BRI, Inc., a North Carolina corporation (the “Company”), also a wholly-owned subsidiary of the Parent.

W I T N E S S E T H:

WHEREAS, the Parent, the Company and the Surviving Corporation desire to effect the merger of the Company with and into the Surviving Corporation upon the terms set forth herein; and

WHEREAS, the boards of directors of the Company and the Surviving Corporation, and the sole shareholder of the Company and the Surviving Corporation, by consent, duly approved this Plan of Merger;

NOW, THEREFORE, the parties hereto do hereby approve and adopt this Plan of Merger for the purpose of setting forth the terms and conditions of the merger referred to above and the means of carrying the same into effect.

ARTICLE I

THE MERGER

1.1 Merger. The Company shall be merged with and into the Surviving Corporation (the “Merger”) pursuant to Article 11 of the North Carolina Business Corporation Act, as amended (the “NCBCA”).

1.2 Effective Time. The Merger shall be effected by the filing of articles of merger with the Secretary of State of the State of North Carolina in accordance with the provisions of Article 11 of the NCBCA. The Merger shall become effective at 12:01 a.m. on January 1, 1998, on which date the articles of merger shall be filed with the North Carolina Secretary of State. The time and date when the Merger shall become effective is herein referred to as the “Effective Time”.

1.3 Effect of the Merger. At the Effective Time, the separate corporate existence of the Company shall cease, and the Surviving Corporation shall continue its corporate existence under the laws of the State of North Carolina and shall thereupon and thereafter possess all of the rights, privileges, immunities, powers and franchises of each of the Company and the Surviving Corporation; all of the property, real, personal and mixed, and every other asset of the Company and the Surviving Corporation shall vest in the Surviving Corporation without further act or deed; the Surviving Corporation shall assume and be liable for all the liabilities and obligations of the Company and the Surviving Corporation; and all other effects of the Merger specified in Section 55-11-06 of the NCBCA shall result therefrom. After the Merger, the Surviving Corporation will continue to have the name Quintiles, Inc.

ARTICLE II

CONVERSION AND ISSUANCE OF SHARES

2.1 Conversion of Shares.

Immediately upon the Effective Time, each issued and outstanding share of the common stock of the Company shall be cancelled, and thereafter the shares of common stock of the Surviving Corporation currently held by the Parent shall evidence the Parent’s ownership of one hundred percent (100%) of all equity Interests in the merged corporations. The outstanding shares of the Surviving Corporation will not be converted, exchanged or altered in any manner as a result of the merger and will remain outstanding as shares of the Surviving Corporation.

ARTICLE III

ARTICLES OF INCORPORATION, BYLAWS, DIRECTORS AND OFFICERS

3.1 Articles of Incorporation and Bylaws. The Articles of Incorporation and Bylaws of the Surviving Corporation shall be identical to the Articles of Incorporation and Bylaws of the Surviving Corporation in effect immediately prior to the Effective Time, until thereafter amended as provided by law.

3.2 Directors and Officers. The directors and officers of the Surviving Corporation immediately prior to the Effective Time shall remain in office and shall continue to hold office until their respective successors shall have been elected and qualified as provided in the bylaws of the Surviving Corporation or by law.

ARTICLE IV

AMENDMENT

4.1 Amendment. This Plan of Merger may be amended by the parties hereto, by action taken by their respective boards of directors. This Plan of Merger may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

ARTICLE V

MISCELLANEOUS

5.1 Headings. The article and section captions used herein are for reference purposes only and shall not in any way affect the meaning or interpretation of this Plan of Merger.

5.2 Counterparts. This Plan of Merger may be executed in two or more counterparts, all of which taken together shall constitute one instrument.

2

IN WITNESS WHEREOF, the parties have caused their respective corporate names to be hereunder subscribed by their respective officers thereunto duly authorized, all as of the day and year first above written.

QUINTILES, INC.

By:	/s/ James T. Ogle
Name:	James T. Ogle
Title:	President

QUINTILES BRI, INC.

By:	/s/ James T. Ogle
Name:	James T. Ogle
Title:	President

3

ARTICLES OF MERGER

OF

BCA CORP.

INTO

QUINTILES, INC.

Quintiles, Inc., a North Carolina corporation (the “Surviving Corporation”), a wholly-owned subsidiary of Quintiles Transnational Corp., a North Carolina corporation (the “Parent”), hereby submits these Articles of Merger for the purpose of merging BCA Corp., a North Carolina corporation (the “Company”), and also a wholly-owned subsidiary of the Parent, with and into the Surviving Corporation:

1.	The Plan of Merger is attached as Exhibit A hereto.

2.

The attached Plan of Merger was duly approved in the manner prescribed by Chapter 55 of the General Statutes of North Carolina by the boards of directors of the Company and the Surviving Corporation and by the sole shareholder of the Company and the Surviving Corporation.

3.	These Articles of Merger will be effective at 12:01 a.m. on April 28, 1999.

This the 23 day of April, 1999.

QUINTILES, INC.

By:	/s/ James T. Ogle
Name:	James T. Ogle
Title:	President

EXHIBIT A

PLAN OF MERGER

THIS PLAN OF MERGER (this “Plan of Merger”) is made and dated as of April 22, 1999, by and among Quintiles, Inc., a North Carolina corporation (the “Surviving Corporation”), a wholly-owned subsidiary of Quintiles Transnational Corp., a North Carolina corporation (the “Parent”), and BCA Corp., a North Carolina corporation (the “Company”), also a wholly-owned subsidiary of the Parent.

W I T N E S S E T H:

WHEREAS, the Parent, the Company and the Surviving Corporation desire to effect the merger of the Company with and into the Surviving Corporation upon the terms set forth herein; and

WHEREAS, the boards of directors of the Company and the Surviving Corporation, and the sole shareholder of the Company and the Surviving Corporation, by consent, duly approved this Plan of Merger;

NOW, THEREFORE, the parties hereto do hereby approve and adopt this Plan of Merger for the purpose of setting forth the terms and conditions of the merger referred to above and the means of carrying the same into effect.

ARTICLE I

THE MERGER

1.1 Merger. The Company shall be merged with and into the Surviving Corporation (the “Merger”) pursuant to Article 11 of the North Carolina Business Corporation Act, as amended (the “NCBCA”).

1.2 Effective Time. The Merger shall be effected by the filing of articles of merger with the Secretary of State of the State of North Carolina in accordance with the provisions of Article 11 of the NCBCA. The Merger shall become effective at 12:01 a.m. on April __, 1999, on which date the articles of merger shall be filed with the North Carolina Secretary of State. The time and date when the Merger shall become effective is herein referred to as the “Effective Time”.

1.3 Effect of the Merger. At the Effective Time, the separate corporate existence of the Company shall cease, and the Surviving Corporation shall continue its corporate existence under the laws of the State of North Carolina and shall thereupon and thereafter possess all of the rights, privileges, immunities, powers and franchises of each of the Company and the Surviving Corporation; all of the property, real, personal and mixed, and every other asset of the Company and the Surviving Corporation shall vest in the Surviving Corporation without further act or deed;

the Surviving Corporation shall assume and be liable for all the liabilities and obligations of the Company and the Surviving Corporation; and all other effects of the Merger specified in Section 55-11-06 of the NCBCA shall result therefrom. After the Merger, the Surviving Corporation will continue to have the name Quintiles, Inc.

ARTICLE II

CONVERSION AND ISSUANCE OF SHARES

2.1 Conversion of Shares.

Immediately upon the Effective Time, each issued and outstanding share of the common stock of the Company shall be cancelled, and thereafter the shares of common stock of the Surviving Corporation currently held by the Parent shall evidence the Parent’s ownership of one hundred percent (100%) of all equity interests in the merged corporations. The outstanding shares of the Surviving Corporation will not be converted, exchanged or altered in any manner as a result of the merger and will remain outstanding as shares of the Surviving Corporation.

ARTICLE III

ARTICLES OF INCORPORATION, BYLAWS, DIRECTORS AND OFFICERS

3.1 Articles of Incorporation and Bylaws. The Articles of Incorporation and Bylaws of the Surviving Corporation shall be identical to the Articles of Incorporation and Bylaws of the Surviving Corporation in effect immediately prior to the Effective Time, until thereafter amended as provided by law.

3.2 Directors and Officers. The directors and officers of the Surviving Corporation immediately prior to the Effective Time shall remain in office and shall continue to hold office until their respective successors shall have been elected and qualified as provided in the bylaws of the Surviving Corporation or by law.

ARTICLE IV

AMENDMENT

4.1 Amendment. This Plan of Merger may be amended by the parties hereto, by action taken by their respective boards of directors. This Plan of Merger may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

2

ARTICLE V

MISCELLANEOUS

5.1 Headings. The article and section captions used herein are for reference purposes only and shall not in any way affect the meaning or interpretation of this Plan of Merger.

5.2 Counterparts. This Plan of Merger may be executed in two or more counterparts, all of which taken together shall constitute one instrument.

IN WITNESS WHEREOF, the parties have caused their respective corporate names to be hereunder subscribed by their respective officers thereunto duly authorized, all as of the day and year first above written.

QUINTILES, INC.

By:	/s/ James T. Ogle
Name:	James T. Ogle
Title:	President

BCA CORP.

By:	/s/ Gregory D. Porter
Name:	Gregory D. Porter
Title:	Vice President

3

ARTICLES OF MERGER

OF

INTELLIGENT IMAGING, INC.

INTO

QUINTILES, INC.

Quintiles, Inc., a North Carolina corporation (the “Surviving Corporation”), hereby submits these Articles of Merger for the purpose of merging Intelligent Imaging, Inc., a Delaware corporation, with and into the Surviving Corporation:

1.	The Agreement and Plan of Merger is attached as Exhibit A hereto.

2.

The attached Agreement and Plan of Merger was duly approved in the manner prescribed by Chapter 55 of the General Statutes of North Carolina by the board of directors and shareholder of the Surviving Corporation and in the manner prescribed by the Delaware General Corporation Law by the board of directors and shareholder of Intelligent Imaging, Inc.

3.	These Articles of Merger will be effective at 12:01 a.m. on July 1, 1999.

This the 29th day of June, 1999.

QUINTILES, INC.

By:	/s/ Gregory D. Porter
Name: Gregory D. Porter
Title: Vice President and Secretary

EXHIBIT A

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (this “Plan of Merger”) is made and dated as of June 25, 1999, by and among Quintiles, Inc., a North Carolina corporation (the “Surviving Corporation”), and Intelligent Imaging, Inc., a Delaware corporation (the “Company”).

W I T N E S S E T H:

WHEREAS, the Company and the Surviving Corporation desire to effect the merger of the Company with and into the Surviving Corporation upon the terms set forth herein; and

WHEREAS, the boards of directors and the shareholders of the Company and the Surviving Corporation, by consent, duly approved this Plan of Merger;

NOW, THEREFORE, the parties hereto do hereby approve and adopt this Plan of Merger for the purpose of setting forth the terms and conditions of the merger referred to above and the means of carrying the same into effect.

ARTICLE I

THE MERGER

1.1 Merger. The Company shall be merged with and into the Surviving Corporation (the “Merger”) pursuant to Article 11 of the North Carolina Business Corporation Act, as amended (the “NCBCA”), and Section 252 of the Delaware General Corporation Law (the “DGCL”).

1.2 Effective Time. The Merger shall be effected by the filing of articles of merger with the Secretary of State of the State of North Carolina and a certificate of merger with the Secretary of State of the State of Delaware in accordance with the provisions of Article 11 of the NCBCA and Section 252 of the DGCL, respectively. The Merger shall become effective at 12:01 a.m. on July 1, 1999, on or prior to which date the articles of merger shall be filed with the North Carolina Secretary of State and the certificate of merger shall be filed with the Delaware Secretary of State. The time and date when the Merger shall become effective is herein referred to as the “Effective Time”.

1.3 Effect of the Merger. At the Effective Time, the separate corporate existence of the Company shall cease, and the Surviving Corporation shall continue its corporate existence under the laws of the State of North Carolina and shall thereupon and thereafter possess all of the rights, privileges, immunities, powers and franchises of each of the Company and the Surviving Corporation; all of the property, real, personal and mixed, and every other asset of the Company and the Surviving Corporation shall vest in the Surviving Corporation without further act or deed; the Surviving Corporation shall assume and be liable for all the liabilities and obligations of the

Company and the Surviving Corporation; and all other effects of the Merger specified in the NCBCA and the DGCL shall result therefrom. After the Merger, the Surviving Corporation will continue to have the name Quintiles, Inc.

ARTICLE II

CONVERSION AND ISSUANCE OF SHARES

2.1 Conversion of Shares.

Immediately upon the Effective Time, each issued and outstanding share of the common stock of the Company shall be cancelled, and thereafter the shares of common stock of the Surviving Corporation currently held by the Parent shall evidence the Parent’s ownership of one hundred percent (100%) of all equity interests in the merged corporations. The outstanding shares of the Surviving Corporation will not be converted, exchanged or altered in any manner as a result of the merger and will remain outstanding as shares of the Surviving Corporation.

ARTICLE III

ARTICLES OF INCORPORATION, BYLAWS, DIRECTORS AND OFFICERS

3.1 Articles of Incorporation and Bylaws. The Articles of Incorporation and Bylaws of the Surviving Corporation shall be identical to the Articles of Incorporation and Bylaws of the Surviving Corporation in effect immediately prior to the Effective Time, until thereafter amended as provided by law.

3.2 Directors and Officers. The directors and officers of the Surviving Corporation immediately prior to the Effective Time shall remain in office and shall continue to hold office until their respective successors shall have been elected and qualified as provided in the bylaws of the Surviving Corporation or by law.

ARTICLE IV

AMENDMENT

4.1 Amendment. This Plan of Merger may be amended by the parties hereto, by action taken by their respective boards of directors. This Plan of Merger may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

2

ARTICLE V

MISCELLANEOUS

5.1 Headings. The article and section captions used herein are for reference purposes only and shall not in any way affect the meaning or interpretation of this Plan of Merger.

5.2 Counterparts. This Plan of Merger may be executed in two or more counterparts, all of which taken together shall constitute one instrument.

IN WITNESS WHEREOF, the parties have caused their respective corporate names to be hereunder subscribed by their respective officers thereunto duly authorized, all as of the day and year first above written.

QUINTILES, INC.

By:	/s/ James T. Ogle
Name:	James T. Ogle
Title:	President

INTELLIGENT IMAGING, INC.

By:	/s/ Gregory D. Porter
Name:	Gregory D. Porter
Title:	Vice President

ARTICLES OF MERGER

OF

QUINTILES CVA, INC.

INTO

QUINTILES, INC.

Quintiles, Inc., a North Carolina corporation (the “Surviving Corporation”), a wholly-owned subsidiary of Quintiles Transnational Corp., a North Carolina corporation (the “Parent”), hereby submits these Articles of Merger for the purpose of merging Quintiles CVA, Inc., a North Carolina corporation (the “Company”), and also a wholly-owned subsidiary of the Parent, with and into the Surviving Corporation:

1.	The Plan of Merger is attached as Exhibit A hereto.

2.

The attached Plan of Merger was duly approved in the manner prescribed by Chapter 55 of the General Statutes of North Carolina by the boards of directors of the Company and the Surviving Corporation and by the sole shareholder of the Company and the Surviving Corporation.

3.	These Articles of Merger will be effective at 12:01 a.m. on July 1, 1999.

This the 29th day of June, 1999.

QUINTILES, INC.

By:	/s/ Gregory D. Porter
Name: Gregory D. Porter
Title: Vice President and Secretary

EXHIBIT A

PLAN OF MERGER

THIS PLAN OF MERGER (this “Plan of Merger”) is made and dated as of June 25, 1999, by and among Quintiles, Inc., a North Carolina corporation (the “Surviving Corporation”), a wholly-owned subsidiary of Quintiles Transnational Corp., a North Carolina corporation (the “Parent”), and Quintiles CVA, Inc., a North Carolina corporation (the “Company”), also a wholly-owned subsidiary of the Parent.

W I T N E S S E T H:

WHEREAS, the Parent, the Company and the Surviving Corporation desire to effect the merger of the Company with and into the Surviving Corporation upon the terms set forth herein; and

WHEREAS, the boards of directors of the Company and the Surviving Corporation, and the sole shareholder of the Company and the Surviving Corporation, by consent, duly approved this Plan of Merger;

NOW, THEREFORE, the parties hereto do hereby approve and adopt this Plan of Merger for the purpose of setting forth the terms and conditions of the merger referred to above and the means of carrying the same into effect.

ARTICLE I

THE MERGER

1.1 Merger. The Company shall be merged with and into the Surviving Corporation (the “Merger”) pursuant to Article 11 of the North Carolina Business Corporation Act, as amended (the “NCBCA”).

1.2 Effective Time. The Merger shall be effected by the filing of articles of merger with the Secretary of State of the State of North Carolina in accordance with the provisions of Article 11 of the NCBCA. The Merger shall become effective at 12:01 a.m. on July 1, 1999, on or prior to which date the articles of merger shall be filed with the North Carolina Secretary of State. The time and date when the Merger shall become effective is herein referred to as the “Effective Time”.

1.3 Effect of the Merger. At the Effective Time, the separate corporate existence of the Company shall cease, and the Surviving Corporation shall continue its corporate existence under the laws of the State of North Carolina and shall thereupon and thereafter possess all of the rights, privileges, immunities, powers and franchises of each of the Company and the Surviving Corporation; all of the property, real, personal and mixed, and every other asset of the Company and the Surviving Corporation shall vest in the Surviving Corporation without further act or deed;

the Surviving Corporation shall assume and be liable for all the liabilities and obligations of the Company and the Surviving Corporation; and all other effects of the Merger specified in Section 55-11-06 of the NCBCA shall result therefrom. After the Merger, the Surviving Corporation will continue to have the name Quintiles, Inc.

ARTICLE II

CONVERSION AND ISSUANCE OF SHARES

2.1 Conversion of Shares.

Immediately upon the Effective Time, each issued and outstanding share of the common stock of the Company shall be cancelled, and thereafter the shares of common stock of the Surviving Corporation currently held by the Parent shall evidence the Parent’s ownership of one hundred percent (100%) of all equity interests in the merged corporations. The outstanding shares of the Surviving Corporation will not be converted, exchanged or altered in any manner as a result of the merger and will remain outstanding as shares of the Surviving Corporation.

ARTICLE III

ARTICLES OF INCORPORATION, BYLAWS, DIRECTORS AND OFFICERS

3.1 Articles of Incorporation and Bylaws. The Articles of Incorporation and Bylaws of the Surviving Corporation shall be identical to the Articles of Incorporation and Bylaws of the Surviving Corporation in effect immediately prior to the Effective Time, until thereafter amended as provided by law.

3.2 Directors and Officers. The directors and officers of the Surviving Corporation immediately prior to the Effective Time shall remain in office and shall continue to hold office until their respective successors shall have been elected and qualified as provided in the bylaws of the Surviving Corporation or by law.

ARTICLE IV

AMENDMENT

4.1 Amendment. This Plan of Merger may be amended by the parties hereto, by action taken by their respective boards of directors. This Plan of Merger may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

2

ARTICLE V

MISCELLANEOUS

5.1 Headings. The article and section captions used herein are for reference purposes only and shall not in any way affect the meaning or interpretation of this Plan of Merger.

5.2 Counterparts. This Plan of Merger may be executed in two or more counterparts, all of which taken together shall constitute one instrument.

IN WITNESS WHEREOF, the parties have caused their respective corporate names to be hereunder subscribed by their respective officers thereunto duly authorized, all as of the day and year first above written.

QUINTILES, INC.

By:	/s/ James T. Ogle
Name:	James T. Ogle
Title:	President

QUINTILES CVA, INC.

By:	/s/ Gregory D. Porter
Name:	Gregory D. Porter
Title:	Executive Vice President

3

State of North Carolina Department of the Secretary of State

ARTICLES OF MERGER

OF

ALTAVOZ, INC.

INTO

IQVIA RDS INC.

Pursuant to North Carolina General Statutes Section 55-11-07(a) and Section 55-11-05(a), the undersigned corporation does hereby submit the following Articles of Merger as the surviving corporation for the purpose of merging Altavoz, Inc., a Delaware corporation, with and into IQVIA RDS Inc., a North Carolina corporation.

1.	The name of the surviving corporation is IQVIA RDS Inc., a North Carolina corporation (the “Surviving Corporation”).

2.	The address of the Surviving Corporation is 4820 Emperor Boulevard, Durham, NC 27703 located in Durham County.

3.	The name of the corporation being merged into the Surviving Corporation is Altavoz, Inc., a Delaware corporation (the “Merged Corporation”).

4.	The address of the Merged Corporation is 1301 South Capital of Texas Highway, Suite C300, Austin, Texas 78746.

5.	A plan of merger has been duly approved by each of the Surviving Corporation and the Merged Corporation in the manner required by law.

6.	These articles will be effective at 11:59 P.M. on September 13, 2018.

[Signature Follows on Next Page]

[Signature Page to Articles of Merger (with Altavoz, Inc.)]

This the 11th day of September, 2018.

IQVIA RDS INC.

By:	/s/ Eric Sherbet
Name:	Eric Sherbet
Title:	Secretary

State of North Carolina Department of the Secretary of State

ARTICLES OF MERGER

Pursuant to North Carolina General Statute Sections 55-11-05(a), 55-11-12, 55A-11-09(d), 55A-11-04, 57D-9-42, 59-73.32(a) and 59-1072(a), as applicable, the undersigned entity does hereby submit the following Articles of Merger as the surviving business entity in a merger between two or more business entities.

1.

The name of the surviving entity is IQVIA RDS Inc.                                                              , a (check one) ☑ corporation, ☐ nonprofit corporation, ☐ professional corporation, ☐ limited liability company, ☐ limited partnership, ☐ partnership, ☐ limited liability partnership organized under the laws of NORTH CAROLINA                     (state or country).

2.	The address of the surviving entity is:

Street Address: 4820 EMPEROR BOULEVARD                      City: DURHAM

State: NORTH CAROLINA                         Zip Code: 27703             County: DURHAM

(a)

(Complete only if the surviving business entity is a foreign business entity that is not authorized to transact business or conduct affairs in North Carolina.) The mailing address of the surviving foreign business entity is:

Street Address:                                                                   City:

State:                                      Zip Code:                          County:

The Surviving foreign business entity will file a statement of any subsequent change in its mailing address with the North Carolina Secretary of State.

3.	For each merging entity: (if more than one, complete on separate sheet and attach.) See attached sheet.

The name of the merged entity is GUNJAN CUTTING EDGE SOLUTIONS, INC.                     , a (check one) ☑ corporation, ☐ nonprofit corporation, ☐ professional corporation, ☐ limited liability company, ☐ limited partnership, ☐ partnership, ☐ limited liability partnership organized under the laws of GEORGIA                      (state or country).

The mailing address of each merging entity is: (if more than one, complete on separate sheet and attach)

Street Address: 11770 HAYNES BRIDGES RD., SUITE 205-108  City: ALPHARETTA

State: GEORGIA                       Zip Code: 30092                  County: Fulton

4.

If the surviving business entity is a domestic business entity, the text of each amendment, if any, to the Articles of Incorporation, Articles of Organization, or Certificate of Limited Partnership within the Plan of Merger is attached.

5.	A Plan of Merger has been duly approved in the manner required by law by each of the business entities participating in the merger.

Provide the information in Items 6 and 7 below for a merger between a parent unincorporated entity and a subsidiary corporation or corporations. (§55-11-12)

6.	The terms and conditions of the merger are attached. (§55-11-12 mergers only)

7.

Information concerning the manner and basis of converting the interests in each merging business entity into interests, obligations, or securities of the surviving business entity, or into cash or other property in whole or in part, or of cancelling the interests is attached. (§55-11-12 mergers only)

8.	These articles will be effective upon filing unless a delayed date and/or time is specified 04/30/2020.

This the 30th day of April, 2020.

IQVIA RDS Inc.
Name of Entity

/s/ Eric Sherbet
Signature
Eric Sherbet, President
Type or Print Name and Title

NOTES:

1.	Filing fee is $50 for For-profit entities.
2.	Filing fee is $25 when the surviving business entity is a Non-profit corporation.
3.	This document must be filed with the Secretary of State. Certificate(s) of Merger must be registered pursuant to the requirements of N.C.G.S. Section 47-18.1

State of North Carolina Department of the Secretary of State

ARTICLES OF MERGER

Pursuant to North Carolina General Statute Sections 55-11-05(a), 55-11-12, 55A-11 -09(d), 55A-11-04, 57D-9-42, 59-73.32(a) and 59-1072(a), as applicable, the undersigned entity does hereby submit the following Articles of Merger as the surviving business entity in a merger between two or more business entities.

1.

The name of the surviving entity is IQVIA RDS Inc.                                                              , a (check one) ☑ corporation, ☐ nonprofit corporation, ☐ professional corporation, ☐ limited liability company, ☐ limited partnership, ☐ partnership, ☐ limited liability partnership organized under the laws of North Carolina                     (state or country).

2.	The address of the surviving entity is:

Street Address: 4820 Emperor Boulevard                      City: Durham

State: North Carolina                         Zip Code: 27703             County: Durham County

(a)

(Complete only if the surviving business entity is a foreign business entity that is not authorized to transact business or conduct affairs in North Carolina.) The mailing address of the surviving foreign business entity is:

Street Address:                                                                   City:

State:                                      Zip Code:                          County:

The Surviving foreign business entity will file a statement of any subsequent change in its mailing address with the North Carolina Secretary of State.

3.	For each merging entity: (if more than one, complete on separate sheet and attach.)

The name of the merged entity is Clinical Solutions Group, LLC                                         , a (check one) ☐ corporation, ☐ nonprofit corporation, ☐ professional corporation, ☑ limited liability company, ☐ limited partnership, ☐ partnership, ☐ limited liability partnership organized under the laws of North Carolina                      (state or country).

The mailing address of each merging entity is: (if more than one, complete on separate sheet and attach)

Street Address: 8020 Arco Coporate Drive, Suite 100                 City: Raleigh

State: North Carolina              Zip Code: 27617                 County: Wake

4.

If the surviving business entity is a domestic business entity, the text of each amendment, if any, to the Articles of Incorporation, Articles of Organization, or Certificate of Limited Partnership within the Plan of Merger is attached.

5.	A Plan of Merger has been duly approved in the manner required by law by each of the business entities participating in the merger.

Provide the information in Items 6 and 7 below for a merger between a parent unincorporated entity and a subsidiary corporation or corporations. (§55-11-12)

6.	The terms and conditions of the merger are attached. (§55-11-12 mergers only)

7.

Information concerning the manner and basis of converting the interests in each merging business entity into interests, obligations, or securities of the surviving business entity, or into cash or other property in whole or in part, or of cancelling the interests is attached. (§55-11-12 mergers only)

8.	These articles will be effective upon filing unless a delayed date and/or time is specified April 29, 2022.

This the 28 day of April, 2022.

IQVIA RDS Inc.
Name of Entity

/s/ Eric Sherbet
Signature
Eric Sherbet, President
Type or Print Name and Title

NOTES:

1.	Filing fee is $50 for For-profit entities.
2.	Filing fee is $25 when the surviving business entity is a Non-profit corporation.
3.	This document must be filed with the Secretary of State. Certificate(s) of Merger must be registered pursuant to the requirements of N.C.G.S. Section 47-18.1

State of North Carolina Department of the Secretary of State

ARTICLES OF MERGER

Pursuant to North Carolina General Statute Sections 55-11-05(a), 55-11-12, 55A-11-09(d), 55A-11-04, 57D-9-42, 59-73.32(a) and 59-1072(a), as applicable, the undersigned entity does hereby submit the following Articles of Merger as the surviving business entity in a merger between two or more business entities.

1.

The name of the surviving entity is IQVIA RDS Inc.                                                                                                   , a (check one) ☑ corporation, ☐ nonprofit corporation, ☐ professional corporation, ☐ limited liability company, ☐ limited partnership, ☐ partnership, ☐ limited liability partnership organized under the laws of North Carolina                          (state or country).

2.	The address of the surviving entity is:

Street Address: 4820 Emperor Boulevard                                  City: Durham

State: North Carolina                      Zip Code: 27703                      County: Durham

(a)

(Complete only if the surviving business entity is a foreign business entity that is not authorized to transact business or conduct affairs in North Carolina.) The mailing address of the surviving foreign business entity is:

Street Address:                                                                       City:

State:                                               Zip Code:                                      County:

The Surviving foreign business entity will file a statement of any subsequent change in its mailing address with the North Carolina Secretary of State.

3.	For each merging entity: (if more than one, complete on separate sheet and attach.)

The name of the merged entity is EA Institute, L.L.C.                                                                                                   , a (check one) ☐ corporation, ☐ nonprofit corporation, ☐ professional corporation, ☑ limited liability company, ☐ limited partnership, ☐ partnership, ☐ limited liability partnership organized under the laws of Delaware                            (state or country).

The mailing address of each merging entity is: (if more than one, complete on separate sheet and attach)

Street Address: 251 Little Falls Drive                                 City: Wilmington

State: Delaware                         Zip Code: 19808                     County: New Castle

4.

If the surviving business entity is a domestic business entity, the text of each amendment, if any, to the Articles of Incorporation, Articles of Organization, or Certificate of Limited Partnership within the Plan of Merger is attached.

5.	A Plan of Merger has been duly approved in the manner required by law by each of the business entities participating in the merger.

Provide the information in Items 6 and 7 below for a merger between a parent unincorporated entity and a subsidiary corporation or corporations. (§55-11-12)

6.	The terms and conditions of the merger are attached. (§55-11-12 mergers only)

7.

Information concerning the manner and basis of converting the interests in each merging business entity into interests, obligations, or securities of the surviving business entity, or into cash or other property in whole or in part, or of cancelling the interests is attached. (§55-11-12 mergers only)

8.	These articles will be effective upon filing unless a delayed date and/or time is specified .

This the 10th day of November, 2022.

IQVIA RDS Inc.
Name of Entity

/s/ Eric M. Sherbet
Signature
Eric M. Sherbet, President
Type or Print Name and Title

NOTES:

1.	Filing fee is $50 for For-profit entities.
2.	Filing fee is $25 when the surviving business entity is a Non-profit corporation.
3.	This document must be filed with the Secretary of State. Certificate(s) of Merger must be registered pursuant to the requirements of N.C.G.S. Section 47-18.1

State of North Carolina Department of the Secretary of State

ARTICLES OF MERGER

Pursuant to North Carolina General Statute Sections 55-11-05(a), 55-11-12, 55A-11-09(d), 55A-11-04, 57D-9-42, 59-73.32(a) and 59-1072(a), as applicable, the undersigned entity does hereby submit the following Articles of Merger as the surviving business entity in a merger between two or more business entities.

1.

The name of the surviving entity is IQVIA RDS Inc.                                                              , a (check one) ☑ corporation, ☐ nonprofit corporation, ☐ professional corporation, ☐ limited liability company, ☐ limited partnership, ☐ partnership, ☐ limited liability partnership organized under the laws of North Carolina                     (state or country).

2.	The address of the surviving entity is:

Street Address: 100 IMS Drive                              City: Parsippany

State: New Jersey                          Zip Code: 07054              County: Morris

(a)

(Complete only if the surviving business entity is a foreign business entity that is not authorized to transact business or conduct affairs in North Carolina.) The mailing address of the surviving foreign business entity is:

Street Address:                                                                                           City:

State:                                                              Zip Code:                                     County:

The Surviving foreign business entity will file a statement of any subsequent change in its mailing address with the North Carolina Secretary of State.

3.	For each merging entity: (if more than one, complete on separate sheet and attach.)

The name of the merged entity is iGuard, Inc.                                                              , a (check one) ☑ corporation, ☐ nonprofit corporation, ☐ professional corporation, ☐ limited liability company, ☐ limited partnership, ☐ partnership, ☐ limited liability partnership organized under the laws of North Carolina                     (state or country).

The mailing address of each merging entity is: (if more than one, complete on separate sheet and attach)

Street Address: 100 IMS Drive                              City: Parsippany

State: New Jersey                          Zip Code: 07054              County: Morris

4.

If the surviving business entity is a domestic business entity, the text of each amendment, if any, to the Articles of Incorporation, Articles of Organization, or Certificate of Limited Partnership within the Plan of Merger is attached.

5.	A Plan of Merger has been duly approved in the manner required by law by each of the business entities participating in the merger.

Provide the information in Items 6 and 7 below for a merger between a parent unincorporated entity and a subsidiary corporation or corporations. (§55-11-12)

6.	The terms and conditions of the merger are attached. (§55-11-12 mergers only)

7.

Information concerning the manner and basis of converting the interests in each merging business entity into interests, obligations, or securities of the surviving business entity, or into cash or other property in whole or in part, or of cancelling the interests is attached. (§55-11-12 mergers only)

8.	These articles will be effective upon filing unless a delayed date and/or time is specified 3/31/2023.

This the 17th day of March, 2023.

IQVIA RDS Inc.
Name of Entity

/s/ Eric Sherbet
Signature

Eric Sherbet, President and Director
Type or Print Name and Title

NOTES:

1.	Filing fee is $50 for For-profit entities.
2.	Filing fee is $25 when the surviving business entity is a Non-profit corporation.
3.	This document must be filed with the Secretary of State. Certificate(s) of Merger must be registered pursuant to the requirements of N.C.G.S. Section 47-18.1

AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (this “Agreement”), effective as of the 17th day of March, 2023, is made by and between iGuard, Inc., a North Carolina corporation (“Subsidiary”), and IQVIA RDS Inc., a North Carolina corporation (“Parent” and together with Subsidiary, the “Constituent Companies”).

WITNESSETH:

WHEREAS, Subsidiary is corporation duly organized, validly existing under the laws of the State of North Carolina;

WHEREAS, Parent is a corporation duly organized, validly existing under the laws of the State of North Carolina;

WHEREAS, Subsidiary is authorized to issue 1,000,000 common shares of $0.01 par value stock and 1,000 shares of such stock are issued and outstanding;

WHEREAS, Parent owns 100% of the issued and outstanding stock of Subsidiary;

WHEREAS, Parent and Subsidiary each desire that Subsidiary merge with and into Parent, with Parent as the surviving corporation (the “Merger”) upon the terms and subject to the conditions hereinafter set forth;

WHEREAS, the sole director of Parent and the sole director and sole shareholder of Subsidiary each have approved and adopted this Agreement, have approved the transactions contemplated by this Agreement, and have directed that this Agreement be executed; and

WHEREAS, the sole shareholder of Parent is not required to approve this Agreement or the Merger.

NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, the Constituent Companies hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

ARTICLE I

MERGER

1.1 Merger. In accordance with the provisions of this Agreement and the applicable laws of the State of North Carolina, upon the Effective Time (as defined in Section 1.2), Subsidiary shall be merged with and into Parent, which shall be the surviving company (hereinafter sometimes referred to as the “Surviving Company”). After the Effective Time, the Surviving Company shall continue its existence as a North Carolina company and shall continue to conduct its business under the name of “IQVIA RDS Inc.” At the Effective Time (as defined below), the separate existence of Subsidiary shall cease.

1.2 Delivery and Filing of Articles of Merger; Effective Time of Merger. Subject to the provisions of this Agreement, the Surviving Company shall prepare, execute and cause

Articles of Merger to be filed with the Secretary of State of the State of North Carolina, as provided in Chapter 55, Article 11 of the North Carolina General Statute (the “NCGS”). The Merger shall be effective on March 31, 2023 (the “Effective Time”).

1.3 Effect of the Merger. Upon the Effective Time, the separate existence of Subsidiary shall cease and Parent, as the Surviving Company, (a) shall continue to possess all of the property, real, personal and mixed, and all of the rights, privileges, immunities, powers and franchises, of a public as well as a private nature as constituted immediately prior to the Effective Time, (b) shall be subject to all actions previously taken by its directors and Subsidiary’s directors, (c) shall succeed, without other transfer, to all of the rights, title, and interests to all real estate and other property of Subsidiary and, (d) shall continue to be subject to all of the debts, liabilities and obligations of Subsidiary as constituted immediately prior to the Effective Time, and (e) be subject to all the liabilities, debts and obligations, restrictions, disabilities and duties, of a surviving corporation as set forth more fully in the NCGS.

1.4 Additional Actions. If, at any time after the Effective Time, Parent shall consider or be advised that any further assignments or assurances in law or any other acts are necessary or desirable (a) to vest, perfect or confirm, of record or otherwise, in Parent, title to and possession of any property or right of Subsidiary acquired or to be acquired by reason of, in connection with, or as a result of the Merger, or (b) otherwise to carry out the purposes of this Agreement, Subsidiary shall be deemed to have granted to Parent an irrevocable power of attorney to execute and deliver all such proper deeds, assignments and assurances in law and to do all acts necessary or proper to vest, perfect or confirm title to and possession of such property or rights in Parent and otherwise to carry out the purposes of this Agreement; and the officers and directors of Parent are fully authorized in the name of Subsidiary or otherwise to take any and all such action.

ARTICLE II

ORGANIZATIONAL DOCUMENTS, DIRECTORS AND OFFICERS

2.1 Certificate of Incorporation. From and after the Effective Time and until further amended in accordance with the applicable laws of the State of North Carolina, the Certificate of Incorporation of Parent as in effect immediately prior to the Effective Time shall continue in full force and effect as the Certificate of Incorporation of the Surviving Company.

2.2 Bylaws. From and after the Effective Time and until altered, amended or repealed in accordance with applicable law and in accordance with its terms, the Bylaws of Parent as in effect immediately prior to the Effective Time shall continue in full force and effect as the Bylaws of the Surviving Company.

2.3 Directors and Officers. The directors and officers of Parent immediately prior to the Effective Time shall be the directors and officers of the Surviving Corporation until the earlier of their respective death, resignation or removal or their respective successors are duly elected or appointed and qualified or until as otherwise provided by law or the Bylaws of the Surviving Company.

2

ARTICLE III

MANNER OF CONVERSION OF EQUITY INTERESTS

3.1 Subsidiary’s Membership Interests. At the Effective Time, all of the authorized, issued and outstanding stock in Subsidiary immediately prior thereto shall, by virtue of the Merger and without any action on the part of the Constituent Companies or any other person, automatically be cancelled for no consideration.

3.1 Parent’s Stock Interest. At the Effective Time, the ownership of all of the issued and outstanding stock of Parent immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the Constituent Companies or any member or person thereof, remain outstanding as fully paid and nonassessable stock of the Surviving Company following the consummation of the Merger.

ARTICLE IV

GENERAL

4.1 Further Assurances. Each of the Constituent Companies hereto shall execute and cause to be delivered to the other party hereto such instruments and other documents, and shall take such other actions, as such other party may reasonably request (prior to, at or after the Effective Time) for the purpose of carrying out or evidencing any of the transactions contemplated by this Agreement.

4.2 Amendment. This Agreement may be amended by the Constituent Companies, to the fullest extent permitted by law, by an amendment duly executed by the parties hereto at any time prior to the Effective Time.

4.3 Termination. At any time prior to the Effective Time, this Agreement may be terminated and the Merger abandoned by written agreement of the Constituent Companies. If terminated as provided in this Section 4.3, this Agreement shall forthwith become wholly void and of no further force or effect.

4.4 Entire Agreement. This Agreement sets forth the entire understanding of the parties hereto relating to the subject matter hereof and supersedes all prior agreements and understandings among or between any of the parties relating to the subject matter hereof.

4.5 Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way its meaning or interpretation.

4.6 Governing Law. This Agreement shall be governed in all respects, including, but not limited to, validity, interpretation, effect and performance, by the internal laws of the State of North Carolina, without regard to its conflicts of laws principles.

4.7 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one agreement.

[Signature Page Follows]

3

IN WITNESS WHEREOF, each Constituent Company has caused this Agreement to be duly executed on behalf of such Constituent Company as of the date first set forth above.

SUBSIDIARY:

iGuard, Inc.

By:	/s/ Eric Sherbet
Eric Sherbet, President

PARENT:

IQVIA RDS Inc.

By:	/s/ Eric Sherbet
Eric Sherbet, President

Signature Page to Agreement and Plan of Merger:

iGuard, Inc. into IQVIA RDS Inc.